Neuberger Berman ETF Trust®
Neuberger Berman Total Return Bond ETF

Supplement to the Summary Prospectus, Prospectus, and the Statement of Additional Information, each dated February 28, 2025, as each may be amended and supplemented

Thanos Bardas, Co-Head of Global Investment Grade Fixed Income and co-portfolio manager of Neuberger Berman Total Return Bond ETF (the “Fund”) will retire from the firm on or about December 31, 2026.  Mr. Bardas will cease his portfolio management responsibilities at that time.

David M. Brown, who has been the Co-Head of Global Investment Grade Fixed Income since 2018, will assume the role of Head of Global Investment Grade Fixed Income effective December 31, 2026.

Mr. Brown, Nathan Kush, and Olumide Owolabi, who have been co-portfolio managers of the Fund since its inception in December 2024, remain co-portfolio managers of the Fund.

The date of this supplement is December 15, 2025.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com